Leases (Tables)	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Future minimum payments under noncancelable operating leases
We lease property and equipment primarily under operating leases. Renewal options exist for substantially all leases. Future minimum payments, by year and in the aggregate, under noncancelable operating leases with any remaining terms consist of the following as of December 31, 2013:

Year
2014	$186.2
2015	139.0
2016	106.7
2017	77.4
2018	59.4
Thereafter	119.7
Total minimum lease payments	$688.4